SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 1996


                    Golden Books Family Entertainment, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

                0-14399                              06-1104930
        (Commission File Number)        (I.R.S. Employer Identification No.)


                                850 Third Avenue
                            New York, New York 10022

                    (Address of principal executive offices)


                    Registrant's telephone number, including
                           area code: (212) 583-6700


         (Former name or former address, if changed since last report.)

ITEM 8. CHANGE IN FISCAL YEAR

       On November 30, 1996, the Company determined to change its fiscal year-end from a 52/53 week fiscal year ending on the Saturday nearest to January 31 in the applicable year to a 52/53 week fiscal year ending on the last Saturday in December in the applicable year. A report covering a transition period is not required.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 13, 1996

                                  GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.


                                  By: /s/ Philip E. Rowley
                                      ---------------------
                                      Philip E. Rowley
                                      Chief Financial Officer and
                                      Executive Vice President